SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File Number	94-2901715
(State or other jurisdiction of incorporation or organization)	000-26108	(I.R.S. Employer Identification Number)

5690 Logan St # A, Denver, Colorado 80216

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) By letter dated November 3, 2015, Cutler & Co., LLC, who was previously engaged as the principal accountant to audit the Company’s financial statements, resigned its position. No report issued by Cutler & Co., LLC for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of Cutler & Co., LLC, there were (1) no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure and procedure which, if not resolved to the satisfaction of Cutler & Co., LLC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

Before filing this Form 8-K, and pursuant to Item 304 (a)(3) of Regulation S-K, the Company provided Cutler & Co., LLC with the disclosures made in this filing. The Company requested that Cutler & Co., LLC provide us with a letter addressed to the Commission indicating if it had any disagreements with the disclosures made herein. The Company received the correspondence included as an exhibit from Cutler & Co., LLC.

(b) On November 3, 2015, the Registrant retained Pritchett, Siler & Hardy, P.C., 1438 North Highway 89, Suite 130, Farmington, Utah 84025, as its new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date, and subsequent interim period through the date of engagement, the Company has not retained or inquired of Pritchett, Siler & Hardy, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Pritchett, Siler & Hardy, P.C. that the Company considered in reaching a decision to retain them, nor has the Company has communicated with or had any disagreements or reportable events that concern Pritchett, Siler & Hardy, P.C. or the Company’s interactions with its former independent auditor for the previous two most recent fiscal years to date and subsequent interim period through the date of engagement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
16.1	Letter dated November 4, 2015 from Cutler & Co., LLC to the Securities Stock Exchange	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 5, 2015

AMERICAN CANNABIS COMPANY, INC.

By: /s/ Corey Hollister

Corey Hollister

Chief Executive Officer

(Principal Executive Officer)